STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2002-HC1

Payment Number	13
Beginning Date of Collection Period	21-Jul-03
End Date of Collection Period	19-Aug-03
Payment Date	20-Aug-03
Previous Payment Date	21-Jul-03

Funds Disbursement
Available Payment Amount and Skip-A-Pay Advance/Reimbursement	37,498,182.45
Principal Collections	31,467,823.35
Interest Collections (net of servicing fee and principal recoveries)	5,698,088.95
Servicing Fee	320,542.02
Principal Recoveries	11,728.13
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	37,498,182.45
Interest Paid to Notes	767,124.54
Principal Paid to Notes	31,939,065.47
Transferor - pursuant to 5.01 (a) (xii)	4,471,450.42
Servicing Fee	320,542.02

Balance Reconciliation

Beginning Pool Balance	769,300,853.36
Principal Collections (including repurchases)	31,467,823.35
Losses	471,242.12
Ending Pool Balance	737,361,787.89

Collateral Performance
Cash Yield (% of beginning balance)	9.39%
Loss Rate (net of principal recoveries; % of beginning balance)	0.72%
Net Yield	8.67%
Cumulative Losses (% of original pool balance)	0.11%
Delinquent Loans
One Payment Principal Balance of loans	47,705,768.14
One Payment Number of loans	415
Two Payments Principal Balance of loans	8,093,052.33
Two Payments Number of loans	85
Three+ Payments Principal Balance of loans	40,609,198.19
Three+ Payments Number of loans	370

Two+ Payments Delinquency Percentage	6.60%
Two+ Payments Rolling Average	6.05%

Mortgage Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	6,445
Number outstanding end of period	6,228
Number of REO	41
Principal Balance of REO	4,347,633.65

Overcollateralization
Begin OC Amount	135,613,946.18
OC Release Amount	0.00
Extra Principal Payment Amount	-
End OC Amount	135,613,946.18

Target OC Amount	135,613,946.18
Interim OC Amount	135,613,946.18
Interim OC Deficiency	-

Monthly Excess Cashflow	4,471,450.42
Principal Payment Amount	31,467,823.35
Principal Collections	31,467,823.35
OC Release Amount	-

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,130,116,218.00
Accrued Servicing Fee unpaid for previous Collection Periods	-

Interest Calculations
1 month LIBOR	1.10000%
Class A Formula Rate (1-mo. Libor plus 30bps)	1.40000%
Class A Note Rate	1.40000%
Class M Formula Rate (1-mo. Libor plus 65bps)	1.75000%
Class M Note Rate	1.75000%
Available Funds Cap	9.19165%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	31.092435
2. Principal Payment per $1,000	30.389013
3. Interest Payment per $1,000	0.703422

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	1.40000%
2. Days in Accrual Period	30

3. Class A Interest Due	628,008.78
4. Class A Interest Paid	628,008.78
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	538,293,244.05
2. Class A Principal Due	27,131,037.37
3. Class A Principal Paid	27,131,037.37
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	511,162,206.68

7. Class A Note Principal Amount (EOP) as a % of Original Class A Note Balance
8. Class A Note Principal Amount as a % of the Pool Amount, EOP	0.6932312

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	31.268291
2. Principal Payment per $1,000	30.389013
3. Interest Payment per $1,000	0.879277

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	1.75000%
2. Days in Accrual Period	30

3. Class M Interest Due	139,115.76
4. Class M Interest Paid	139,115.76
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	95,393,663.13
2. Class M Principal Due	4,808,028.10
3. Class M Principal Paid	4,808,028.10
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	90,585,635.03

7. Class M Note Principal Amount (EOP) as a % of Original Class M Note Balance
8. Class M Note Principal Amount as a % of the Pool Amount, EOP	0.1228510